SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2017
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to "we," "us," "our" or the "Company" refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation ("GFN U.S."); GFN Insurance Corporation, an Arizona corporation ("GFNI"); GFN North America Leasing Corporation, a Delaware corporation; GFN North America Corp., a Delaware corporation; GFN Realty Company, LLC, a Delaware limited liability company; GFN Manufacturing Corporation, a Delaware corporation, and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively "Southern Frac"); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (collectively with its Australian and New Zealand subsidiaries, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation , and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively "Pac-Van"); and Lone Star Tank Rental Inc., a Delaware corporation ("Lone Star").

TABLE OF CONTENTS
		Page

Item 1.01	Entry Into a Material Definitive Agreement	1

Item 8.01	Other Events	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1	Underwriting Agreement dated April 18, 2017 between D.A. Davidson & Co. and General Finance Corporation

Exhibit 99.1	Press Release of GFN dated April 18, 2017

Exhibit 99.2	Press Release of GFN dated April 18, 2017

i

Item 1.01  Entry Into a Material Definitive Agreement

On April 18, 2017, D.A. Davidson & Co. ("DA Davidson") and General Finance Corporation ("GFN") entered into that certain Underwriting Agreement (the "Underwriting Agreement"). Pursuant to the Underwriting Agreement, GFN agreed to issue and sell to DA Davidson (the "Underwriter") $5,390,000 aggregate principal amount of its 8.125% senior notes due 2021 (the "Notes"). The Notes will be issued on April 24, 2017 pursuant to an indenture dated as of June 18, 2014, as supplemented by a second supplemental indenture to be dated as of April 24, 2017. Pursuant to the Underwriting Agreement, GFN must pay the Underwriters an underwriting fee equal to 3.5% of the gross proceeds of the sale of the Notes.

The foregoing description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 8.01   Other Events

On April 18, 2017 GFN announced the commencement of its senior notes offering.

A copy of the press release of GFN dated April 18, 2017 is attached as Exhibit 99.1 and is incorporated by reference herein.

On April 18, 2017 GFN announced the pricing of its senior notes due 2021.

A copy of the press release of GFN dated April 18, 2017 is attached as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1	Underwriting Agreement dated April 18, 2017 between D.A. Davidson & Co. and General Finance Corporation

99.1	Press Release of GFN dated April 18, 2017

99.2	Press Release of GFN dated April 18, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: April 19, 2017	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Underwriting Agreement dated April 18, 2017 between D.A. Davidson & Co. and General Finance Corporation

99.1	Press Release of GFN dated April 18, 2017

99.2	Press Release of GFN dated April 18, 2017

3